UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2010

SUPPORT.COM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30901	94-3282005
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1900 Seaport Blvd., Third Floor, Redwood City, CA

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(650) 556-9440

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 10, 2010, Support.com, Inc. (the “Company”) issued a press release announcing its results of operations for the fourth quarter and year-end of 2009. A copy of such press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

On February 10, 2010, the Company held a conference call in connection with the Company’s announcement of its earnings for its fourth quarter and year-end of 2009. A copy of the script (the “Script”) for such conference call is furnished as Exhibit 99.2.

The information, including, without limitation, all forward-looking statements, contained in the press release and Script or provided in the conference call and related question and answer session speaks only as of February 10, 2010. The Company assumes no obligation, and disclaims any obligation, to update information contained in the press release and the Script or provided in the conference call and related question and answer session. Investors should be aware that the Company may not update such information until the Company’s next quarterly earnings conference call, if at all.

The press release and the Script contain, and representatives of the Company made, during the conference call and the related question and answer session, statements that the Company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in the press release and the Script or made during the conference call and related question and answer session, including, without limitation, statements regarding the Company’s future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, plans and objectives of management for future operations, and compliance with credit agreement covenants are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan,” or the negative thereof or variations thereon or similar terminology. The Company cannot provide any assurance that such expectations will prove to have been correct. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the Securities and Exchange Commission.

The information contained in this Current Report on Form 8-K, Exhibit 99.1, and Exhibit 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference to any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.2	Script for earnings conference call held on February 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2010

SUPPORT.COM, INC.

By:	/S/ SHELLY SCHAFFER
Name:	Shelly Schaffer
Title:	Executive Vice President and Chief Financial Officer

Exhibit No.	Description

99.2	Script for earnings conference call held on February 10, 2010